SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information (“SAI”)
dated May 2, 2011 (as supplemented June 30, 2011)
The following disclosure is hereby inserted on page 40 of the SAI immediately following the section entitled “SUPPLEMENTAL INFORMATION CONCERNING UTILITY COMPANIES”:
“SUPPLEMENTAL INFORMATION ABOUT INDEX AND PASSIVELY-MANAGED FUNDS
The investment goal of the Equity Index Portfolio is investment results that correspond with the performance of the stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”). The S&P 500 Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The Equity Index Portfolio may trade in AIG stock if such stock is represented in the S&P 500 Index.
The “Dogs” of Wall Street Portfolio, which employs a passively managed strategy based on the selection criteria described in the Prospectus, will not purchase AIG stock even though such stock may from time to time be eligible for selection as one of the Portfolio’s 30 stocks.”
Date: October 28, 2011